UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 30, 2012

EATON CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-1396	34-0196300
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Eaton Center

Cleveland, Ohio 44114

(Address of principal executive offices)

(216) 523-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into Material Definitive Agreement.

The information set forth in Item 2.03 is incorporated by reference herein, and the information set forth in Item 1.01 of the Eaton Corporation plc Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 20, 2012, is incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 30, 2012, pursuant to the Transaction Agreement, dated May 21, 2012, among Eaton Corporation (the “Company”), Cooper Industries plc (“Cooper”), Eaton Corporation plc (formerly known as Eaton Corporation Limited, which was formerly known as Abeiron Limited) (“New Eaton”), Abeiron II Limited (formerly known as Comdell Limited) (“Abeiron II”), Turlock B.V. (“Turlock”) and Turlock Corporation (“Merger Sub” and together with the Company, Cooper, New Eaton, Abeiron II and Turlock, the “Original Parties”), as amended on June 22, 2012 by Amendment No. 1 entered into by the Original Parties and Eaton Inc. (“Eaton Sub”) and on October 19, 2012 by Amendment No. 2 entered into by the Original Parties and Eaton Sub (as so amended, the “Transaction Agreement”), (a) New Eaton acquired Cooper (the “Acquisition”) pursuant to a scheme of arrangement under Section 201, and a capital reduction under Sections 72 and 74, of the Irish Companies Act of 1963 (the “Scheme”) and (b) Merger Sub merged with and into the Company, with the Company as the surviving corporation in the merger (the “Merger” and, together with the Acquisition, the “Transactions”). Following the consummation of the Transactions, each of the Company and Cooper became wholly owned subsidiaries of New Eaton.

Upon completion of the Transactions, each Cooper ordinary share (other than those held by the Company or any of its affiliates) was converted into the right to receive (i) $39.15 in cash and (ii) 0.77479 of a New Eaton ordinary share, and each of the Company’s common shares was converted into the right to receive one New Eaton ordinary share. The cash component of the consideration payable to holders of Cooper ordinary shares was funded from (1) the net proceeds from the issuance and sale of approximately $4.853 billion of senior notes by Merger Sub (the “Notes”), which was previously disclosed by New Eaton’s Current Reports on Form 8-K filed November 16, 2012, and November 26, 2012 and (2) borrowings of $1.669 billion by Merger Sub on November 30, 2012 under that certain Senior Unsecured Bridge Credit Agreement, dated as of May 21, 2012, among New Eaton, Turlock, Merger Sub, the other guarantors party thereto from time to time, the banks party thereto and Morgan Stanley Senior Funding, Inc., as Administrative Agent (as amended and modified from time to time, the “Bridge Credit Agreement”).

The issuance of New Eaton ordinary shares in connection with the Transactions was registered under the Securities Act of 1933, as amended, pursuant to New Eaton’s registration statement on Form S-4 (File No. 333-182303) (the “Registration Statement”) filed with the SEC and declared effective on September 7, 2012. The definitive joint proxy statement/prospectus of the Company and Cooper, dated September 14, 2012, that forms a part of the Registration Statement (the “Joint Proxy Statement/ Prospectus”) contains additional information about the Transactions and the other transactions contemplated by the Transaction Agreement, including information concerning the interests of directors, executive officers and affiliates of the Company and Cooper in the Transactions.

Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), New Eaton is the successor issuer to the Company and to Cooper. New Eaton’s ordinary shares are deemed to be registered under Section 12(b) of the Exchange Act. New Eaton’s ordinary shares were approved for listing on the New York Stock Exchange (“NYSE”) and trade under the symbol “ETN.”

The Company’s common shares (the “Eaton Common Shares”) were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE and the Chicago Stock Exchange. Cooper’s ordinary shares (the “Cooper Ordinary Shares”) were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE. Both the Eaton Common Shares and the Cooper Ordinary Shares were delisted from the NYSE prior to the open of trading on December 3, 2012. The Eaton Common Shares were delisted from the Chicago Stock Exchange prior to the open of trading on December 3, 2012. Each of the Company and Cooper expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the Eaton Common Shares and the Cooper Ordinary Shares, respectively.

The foregoing description of the Transaction Agreement and the Transactions is not complete and is qualified in its entirety by reference to the Transaction Agreement, which was included as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on May 24, 2012, Amendment No. 1 to the Transaction Agreement, which was included in Annex A of the Joint Proxy Statement/Prospectus, and Amendment No. 2 to the Transaction Agreement, which was included as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 19, 2012, and each of which are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation.

Upon the consummation of the Merger, the Company, by operation of law, succeeded to all obligations of Merger Sub under the Bridge Credit Agreement and in connection with the Notes.

The information set forth in Item 1.01 of the Eaton Corporation plc Current Report on Form 8-K filed with the SEC on November 26, 2012, is incorporated by reference into this Item 2.03.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Transactions, the Eaton Common Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE and the Chicago Stock Exchange under the symbol “ETN.” As a result of the Transactions, each Eaton Common Share was cancelled and automatically converted into the right to receive one New Eaton ordinary share. Accordingly, the Company has requested that the NYSE file a Form 25 to withdraw the Eaton Common Shares from listing and terminate the registration of the Eaton Common Shares under Section 12(b) of the Exchange Act, and the Company intends to file a Form 25 to withdraw the Eaton

Common shares from listing on the Chicago Stock Exchange and terminate the registration of the Eaton Common Shares under Section 12(b) of the Exchange Act. Prior to the open of trading on each applicable exchange on December 3, 2012, trading in Eaton Common Shares was suspended by the NYSE and by the Chicago Stock Exchange. On or about December 13, 2012, the Company expects to file a Form 15 with the SEC to terminate the registration of the Eaton Common Shares under the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act. The information set forth in Item 2.01 is incorporated by reference into this Item 3.01.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the Transactions, on November 30, 2012, each Eaton Common Share was cancelled and automatically converted into the right to receive one New Eaton ordinary share. The information set forth in Item 2.01 is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth in Item 2.01 is incorporated by reference into this Item 5.01.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 30, 2012, in connection with the consummation of the Transactions, the Company amended and restated its Amended and Restated Articles of Incorporation. Effective that same date, the Company amended and restated its Amended Regulations. The Amended and Restated Articles of Incorporation of the Company and the Amended Regulations of the Company are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) List of Exhibits

EXHIBIT NO.	DESCRIPTION

2.1	Transaction Agreement, dated as of May 21, 2012, by and among Eaton Corporation, Cooper Industries plc, Abeiron Limited, Comdell Limited, Turlock B.V. and Turlock Corporation (incorporated by reference to Exhibit 2.1 of Eaton Corporation’s Current Report on Form 8-K filed May 24, 2012)

2.2	Amendment No. 1 to the Transaction Agreement, dated June 22, 2012 (incorporated by reference to Annex A of the Joint Proxy Statement Prospectus of Eaton Corporation and Cooper Industries plc filed on September 14, 2012)

2.3	Amendment No. 2 to the Transaction Agreement, dated October 19, 2012 (incorporated by reference to Exhibit 2.1 of Eaton Corporation’s Current Report on Form 8-K filed October 19, 2012)

3.1	Amended and Restated Articles of Incorporation of Eaton Corporation

3.2	Amended Regulations of Eaton Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON CORPORATION

By:	/s/ R. H. Fearon
Name:	R. H. Fearon
Title:	Vice Chairman and Chief Financial and Planning Officer

Date: December 4, 2012

Index of Exhibits

EXHIBIT NO.	DESCRIPTION

2.1	Transaction Agreement, dated as of May 21, 2012, by and among Eaton Corporation, Cooper Industries plc, Abeiron Limited, Comdell Limited, Turlock B.V. and Turlock Corporation (incorporated by reference to Exhibit 2.1 of Eaton Corporation’s Current Report on Form 8-K filed May 24, 2012)

2.2	Amendment No. 1 to the Transaction Agreement, dated June 22, 2012 (incorporated by reference to Annex A of the Joint Proxy Statement Prospectus of Eaton Corporation and Cooper Industries plc filed on September 14, 2012)

2.3	Amendment No. 2 to the Transaction Agreement, dated October 19, 2012 (incorporated by reference to Exhibit 2.1 of Eaton Corporation’s Current Report on Form 8-K filed October 19, 2012)

3.1	Amended and Restated Articles of Incorporation of Eaton Corporation

3.2	Amended Regulations of Eaton Corporation